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List of Omitted Secured Full Recourse Notes

1. Secured Full Recourse Promissory Note dated November 17, 1997 Due November 16, 2007 made by Richard A. Bayer to the order of the Company.

2. Secured Full Recourse Promissory Note dated November 17, 1997 Due November 16, 2007 made by David J. Contis to the order of the Company.

3. Secured Full Recourse Promissory Note dated November 17, 1997 Due November 16, 2007 made by Thomas E. O'Hern to the order of the Company.

4. Secured Full Recourse Promissory Note dated November 17, 1997 Due November 16, 2007 made by Larry Sidwell to the order of the Company.